                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549


                                  FORM 8-K/A


                                CURRENT REPORT


  AMENDMENT NO. 1 TO THE CURRENT REPORT ON FORM 8-K REPORTING THE ACQUISITION
   OF THE WOODLANDS PLAZA I COMMERCIAL OFFICE BUILDING ON DECEMBER 29, 2000
   ------------------------------------------------------------------------

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)          December 29, 2000
  ---------------------------------------------------------------------------

                           TOWER PROPERTIES COMPANY
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


                                   MISSOURI
                ----------------------------------------------
                (State or other jurisdiction of incorporation)


          0-18261                                  43-1529759
  ------------------------             ------------------------------------
  (Commission File Number)             (IRS Employer Identification Number)


911 Main Street, Suite 100 Commerce Tower, Kansas City, Missouri        64105
-----------------------------------------------------------------------------
(Address of principal executive offices)                           (zip code)


                                (816) 421-8255
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      The following financial statements, pro forma financial information, and exhibits are filed as a part of this report:

      (a) Financial Statements
          --------------------

          Report of Independent Public Accountants

          Statement of Revenues and Certain Expenses (as defined - Note 2) for the year ended December 31, 2000

          Notes to the Statement of Revenues and Certain Expenses (as defined - Note 2)

      (b) Pro Forma Financial Information
          -------------------------------

          Pro Forma Estimate of Funds Generated by Operations for the 12-Month Period Ended December 28, 2000

          Pro Forma Estimate of Federal Tax Income for the 12-Month Period Ended December 28, 2000

          Notes to Pro Forma Estimate of Funds Generated by Operations and Pro Forma Estimate of Federal Tax Income for the 12-Month Period Ended December 28, 2000


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused the Amendment to be signed on its behalf by the undersigned hereunto duly authorized.




                                          TOWER PROPERTIES COMPANY
Date:  March 29, 2001                     By: /s/ Robert C. Harvey, III
                                              -------------------------------
                                              Robert C. Harvey, III
                                              CFO & Vice President

                      INDEPENDENT AUDITORS' REPORT

The Board of Directors
Tower Properties Company:

We have audited the accompanying statement of revenue and certain expenses (as defined - note 2) of Tower Properties Company's Woodlands Plaza I Building for the year ended December 31, 2000. This financial statement is the responsibility of Tower Properties Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K of Tower Properties Company. The presentation is not intended to be a complete presentation of Woodlands Plaza I Building revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses (as defined in note
2) of Woodlands Plaza I Building for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

                                             /s/KPMG LLP

March 23, 2001

                           TOWER PROPERTIES COMPANY
                           ------------------------

                          WOODLANDS PLAZA I BUILDING
                          --------------------------

        STATEMENT OF REVENUE AND CERTAIN EXPENSES (AS DEFINED - NOTE 2)
        ---------------------------------------------------------------

                     FOR THE YEAR ENDED DECEMBER 31, 2000
                     ------------------------------------

REVENUE-
     Rent                                                         $1,525,306
     Other                                                            35,454
                                                                  ----------
          Total Revenue                                            1,560,760
                                                                  ----------
OPERATING EXPENSES:
     Management fees                                                  23,569
     Maintenance and repairs                                         238,479
     Real estate taxes                                               151,169
     Utilities                                                       119,954
     Other                                                            16,485
                                                                  ----------
          Total operating expenses                                   549,656
                                                                  ----------
          Operating income (as defined - Note 2)                  $1,011,104
                                                                  ----------

   The accompanying notes are an integral part of this financial statement.

                  STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                           TOWER PROPERTIES COMPANY
                           ------------------------

                          WOODLANDS PLAZA I BUILDING
                          --------------------------

                     NOTES TO THE STATEMENT OF REVENUE AND
                     -------------------------------------

                    CERTAIN EXPENSES (AS DEFINED - NOTE 2)
                    --------------------------------------


1. WOODLANDS PLAZA I BUILDING:
   ---------------------------

The Woodlands Plaza I Building (the Property) is a three-story, 93,535 square-foot commercial office building located in St. Louis County, Missouri. The Property was purchased by Tower Properties Company (TPC) for $9,355,000 on December 29, 2000, from Acquiport Woodlands Plaza, Inc. TPC is a commercial real estate company who will operate the property.

2. BASIS OF PRESENTATION:
   ----------------------

The statement of revenue and certain expenses excludes items not comparable to the projected future operations of the Property. Excluded expenses include mortgage interest, depreciation, amortization and federal, state and local income taxes.

                           TOWER PROPERTIES COMPANY
                           ------------------------

              PRO FORMA ESTIMATE OF FUNDS GENERATED BY OPERATIONS
              ---------------------------------------------------

              FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 28, 2000
              ---------------------------------------------------
                                  (Unaudited)

The following unaudited pro forma estimate presents the funds generated by the operations of TPC as if TPC had acquired the Property as of December 29, 1999. This estimate does not purport to represent operations of TPC or the Property nor does it purport to represent actual or expected operating results of TPC or the Property for any period in the future. This estimate was prepared on the basis described in the accompanying notes, which should be read in conjunction herewith:

                                                                12 Months Ended
                                                               December 28, 2000
                                                               -----------------
Property - Estimate of federal taxable income                     $  271,000
Add estimated depreciation and amortization
     (federal tax basis) (Note 3)                                    216,000
                                                                  ----------
Property - Pro forma property funds generated by operations          487,000

TPC - Funds generated by operations                                3,582,000
                                                                  ----------
Estimate of combined pro forma funds generated by operations      $4,069,000
                                                                  ----------

     The accompanying notes are integral part of this pro forma estimate.

                           TOWER PROPERTIES COMPANY
                           ------------------------

                   PRO FORMA ESTIMATE OF FEDERAL TAX INCOME
                   ----------------------------------------

              FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 28, 2000
              ---------------------------------------------------
                                  (Unaudited)

The following unaudited pro forma estimate presents the federal taxable income of TPC as if TPC had acquired the Property as of December 29, 1999. This estimate does not purport to represent operations of TPC or the Property nor does it purport to represent actual or expected operating results of TPC or the Property for any period in the future. This estimate was prepared on the basis described in the accompanying notes, which should be read in conjunction herewith:

                                                               12 Months Ended
                                                              December 28, 2000
                                                              -----------------
Property estimated federal taxable income-
     Operating income (Note 2)                                   $1,011,000
     Pro forma adjustments-
          Estimated depreciation and amortization
               (federal tax basis) (Note 3)                         216,000
          Estimated interest cost (Note 4)                          524,000
                                                                 ----------
Property - Pro forma property federal taxable income                271,000
TPC - Federal taxable loss                                         (294,000)
                                                                 ----------
Combined pro forma estimate of federal taxable loss              $ ( 23,000)
                                                                 ----------

   The accompanying notes are an integral part of this pro forma estimate.

                           TOWER PROPERTIES COMPANY
                           ------------------------

         NOTES TO PRO FORMA ESTIMATE OF FUNDS GENERATED BY OPERATIONS
         ------------------------------------------------------------

                 AND PRO FORMA ESTIMATE OF FEDERAL TAX INCOME
                 --------------------------------------------

                 FOR THE TWELVE-MONTH PERIOD DECEMBER 28, 2000
                 ---------------------------------------------

1. WOODLANDS PLAZA I BUILDING:
   ---------------------------

Tower Properties Company (TPC) acquired the Woodlands Plaza I Building (the Property) for $9,355,000 on December 29, 2000. The Property consists of 93,535 rentable square feet.

2. OPERATING INCOME (AS DEFINED):
   ------------------------------

Operating income is based on the provisions of signed lease agreements with the current tenants.

3. ESTIMATED DEPRECIATION:
   -----------------------

TPC is in the process of obtaining an appraisal for the purpose of allocating the specific components of cost. The current components of cost represent estimates made by TPC's management and are not expected to be materially different from the appraised values. Depreciation has been calculated primarily using the modified accelerated cost recovery system (MACRS). The components of cost, together with their depreciable lives, are as follows:

                                                           Depreciable
                                                              Lives
                                             Cost            (Years)
                                             ----            -------
               Land                      $1,319,868            --
               Land Improvements            250,000            15
               Building                   7,785,132            39
                                         ----------
                                         $9,355,000
                                         ----------

4. DEBT SERVICE:
   -------------

TPC financed the property acquisition by utilizing the Registrant's $25,000,000 line of credit from Commerce Bank of Kansas City, N.A. The loan bears interest at a rate equal to the bid Federal Funds Rate plus 1/2 percent, as adjusted from time-to-time, and is secured by a mortgage on the Commerce Tower Building and shares of Commerce Bank stock which are owned by the Registrant. The Registrant is negotiating nonrecourse long-term financing of 75 percent of the purchase price with various lenders. At this time the Registrant is expecting the financing to carry a rate of approximately 7.55 percent.

                           TOWER PROPERTIES COMPANY
                           ------------------------

    MANAGEMENT'S DISCUSSION AND ANALYSIS OF WOODLANDS PLAZA I BUILDING
    ------------------------------------------------------------------

On December 29, 2000, TPC acquired the Property for $9,355,000. The Property has 93,535 rentable square feet. The transaction was accounted for as a purchase of assets, with the following allocation of acquisition costs based on TPC management's estimates of those costs. An independent appraisal is to be obtained.

                Land                     $1,319,868
                Building                  8,035,132
                                         ----------
                                         $9,355,000
                                         ----------

Revenues
--------

Rental rates for the Woodlands Plaza I Building are comparable with rates in the surrounding market. As of the date of purchase, the building was 100 percent occupied by ten tenants. One 2,354 square foot tenant is on a month to month basis. The remaining tenants have expiration dates between 6/30/01 and 12/31/06.

Expenses
--------

The more significant operating expenses of the Property are utilities, repairs and maintenance, and real estate taxes.

TPC management is unaware of any significant deferred expenses and management anticipates no significant capital improvements. Based on the results of an independent environmental assessment of the Property, TPC management is unaware of any environmental condition that requires remediation.

Materiality
-----------

TPC management is not aware of any material factors relating to the Property that would cause the reported financial information not to be necessarily indicative of future results.